EXHIBIT 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with
                 Respect to the Annual Report on Form 10-K
                       for the Year ended October 31, 2003
                        of Urstadt Biddle Properties Inc

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Urstadt Biddle Properties Inc, a Maryland corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

1. The Company's Annual Report on Form 10-K for the year ended October 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 26, 2004
                                   /s/ Charles J. Urstadt
                                  ------------------------
                                  Charles J. Urstadt
                                  Chairman and Chief Executive Officer



Dated:   January 26, 2004        /s/ James R. Moore
                                 ------------------
                                 James R. Moore
                                 Executive Vice President and
                                 Chief Financial Officer



         The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Exchange Act by the Company or the certifying officers.